Wagner Zago, PhD
Head of Research
Prothena Biosciences

DEVELOPMENT OF PRX002, A MONOCLONAL ANTIBODY TARGETING ALPHA-SYNUCLEIN FOR PARKINSON' S DISEASE

Faculty Disclosure

	No, nothing to disclose
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Company Name	*Honoraria/ Expenses*	*Consulting/ Advisory Board*	*Funded Research*	*Royalties/ Patent*	*Stock Options*	*Ownership/ Equity Position*	*Employee*	*Other (please specify)*
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Strong Scientific Evidence Supports Anti–Alpha-Synuclein Therapies for Parkinson's and Other Synucleinopathies

Alpha-synuclein pathology is strongly implicated in Parkinson's disease

- Lewy pathology follows the topological progression of disease
- Genetically validated target (missense mutations, gene dose)

Alpha-synuclein as an extracellular target during pathogenesis

- Caudal-rostral staging, host-to-graft transfer, various propagation models
- Possible common mechanism among misfolded proteins in CNS (eg, amyloid-beta, tau, TDP43, SOD1)

Passive anti–alpha-synuclein immunisation is a potential disease-modifying therapy for PD

- Alpha-synuclein is not deposited extracellularly in brain vessels and parenchyma in PD
- Strong preclinical efficacy in various *in vivo* alpha-synucleinopathy models

Key Studies
That Led to the Selection of PRX002 as a Clinical Candidate



- **2003** — Active alpha-synuclein Immunisation decreases brain pathology
- **2006** — Intracerebral injection of <u>certain</u> alpha-syn improved behavior and reduced pathology in a alpha-syn Tg mice
- **2010** — Passive immunisation with <u>certain</u> alpha-syn mAbs improved behavior and reduced pathology in a alpha-syn Tg mouse
- **2012** — Passive immunisation blocks neuron-to-neuron alpha-syn transmission and improved behavior in vivo
- **2012** — Passive immunisation with <u>certain</u> antibodies in alpha-syn Tg improved behavior and reduced pathology and inflammation
- **2013** — Dose-dependent efficacy of mAbs
- **2013** — *Blockade of alpha-syn* transmission and calpain cleavage in vitro predicts efficacy of mAbs in vivo

Study completion dates are approximate.

Alpha-Synuclein Development Pipeline (partial list)

Approach	Preclinical	Clinical
Immunotherapy	Biogen, Genentech, Gismo, Jenner, Lundbeck, AstraZeneca, Bioarctic	**PRX002** prothena Roche **PD01A and PD03A** AFFiRiS
Aggregation	Mayo, Neurophage, Neuropore, Prana, ProteoTech, Signum	
Clearance, expression, folding	A2M, AC Immune, Alnylam, Amicus, Biodesy, Chaperone, ExSar, Isis, LTI, nife, nLife, Pfizer, Proteostasis, QR Pharma, ReMYND	

Hypothesis: Alpha-Synuclein Immunotherapy May Reduce Neuronal Toxicity and Prevent Cell-to-Cell Transfer


Synaptic loss and pathogenic spread of alpha-synuclein
Antibodies may reduce pathogenic spread and decrease synuclein pathology

Alpha-Synuclein Antibodies Block Cell-to-Cell Transmission and Cleavage of Alpha-Synuclein *In Vitro*



Cell-to-Cell Transmission



GFP
24 hrs after
α-synuclein



# of recipient cells with alpha-synuclein (% of Cells)
100
80
60
40
20
0
-8.0
-7.5
-7.0
-6.5
-6.0
Log [mAb]; M
IgG Control
9E4
1H7
5C1
5D12

Alpha-Synuclein Cleavage



Propagation
Aggregation
Clearance
Neurotoxicity
α-synuclein oligomers
Calpain

Alpha-synuclein + Calpain-1



27-1
9E4
1H7
5C1
5D12
Monomer
Cleaved

Games D et al. *J Neurosci.* 2014.

9E4/PRX002 Demonstrate Preferential Binding to Aggregated over Monomeric Alpha-Synuclein

Competition of Monomeric Biotinylated Synuclein By Equal Mass of Monomeric or Aggregated (fibrillar) Synuclein



3
2
1
0
OD 490
0 1 2 2 3 4 5 6
log ng/ml
Monomeric Synuclein
Aggregated Synuclein

Passive Immunisation Promotes Clearance of Alpha-Synuclein in Animal Models



Line D Tg Mice



Neocortex neuropil
Pixel intensity
250
200
150
100
50
0
IgG1
6H7
8A5
9E4
*



Insoluble aggregates
Signal/actin
0.3
0.2
0.1
0
IgG1
6H7
8A5
9E4
*

Masliah E et al. *PLoS ONE*. 2011.

Line 61 Tg Mice



IgG1
9E4



Alpha-synuclein (neuropil)
Optical density
300
200
100
0
Non-Tg
IgG
9E4
1H7
5C1
5D12
*
#

Games D et al. *J Neurosci*. 2014.

Alpha-Synuclein Transmission Model



Control IgG
Syn303
Syn506



Ipsilateral amygdala
Syn 506-positive aggregates (% control)
150
100
50
0
**
IgG
Syn303

Tran HT et al. *Cell Rep*. 2014.

Passive Immunisation Protects Against Neuronal and Synaptic Loss in Animal Models



Line D Tg Mice


PSDs (EM)
Counts 100 µm²
600
500
400
300
200
100
0
*
Non-Tg
IgG1
6H7
8A5
9E4


PSD95 (WB)
Signal/actin
4
3
2
1
0
*
Non-Tg
IgG1
6H7
8A5
9E4

Masliah E et al. *PLoS ONE*. 2011.

Line 61 Tg Mice


IgG1
9E4


Synaptophysin (neocortex)
Area (%)
30
25
20
15
*
#
Non-Tg
IgG
9E4
1H7
5C1
5D12

Games D et al. *J Neurosci*. 2014.

Alpha-Synuclein Transmission Model


Preservation of neurons
TH cells (SNpc)
15000
10000
5000
0
*
**
NS
Ipsi
Contra
IgG
Syn303

Tran HT et al. *Cell Rep*. 2014.



Passive Immunisation Reduces Behaviour Deficits in Animal Models

Line D Tg Mice

Water maze


Time (sec)
60
50
40
30
20
10
1
2
3
4
Training session (day)
Non–ig
IgG1
6H7
8A5
9E4
Alpha-synuclein Tg
*
#

Probe test


Time (sec)
40
30
20
10
0
*
*
Non-Tg
IgG1
6H7
8A5
9E4

Masliah E et al. *PLoS ONE*. 2011.

Line 61 Tg Mice

Water maze


Time (sec)
25
20
15
10
5
0
*
Non-Tg
IgG
9E4
1H7
5D12
5C1

Traversal round beam


Slips/10 cm
0.8
0.6
0.4
0.2
0.0
*
**
IgG1
IgG1
9E4
1H7
5C1
5D12
Line 61 Tg

Games D et al. *J Neurosci*. 2014.

Alpha-Synuclein Transmission Model

Behavior improvement wirehang


Latency to fall (sec)
500
400
300
200
100
0
30 d
90 d
180 d
*
*
*
Naive
IgG
Syn303
IgG
Syn303
IgG
Syn303

Tran HT et al. *Cell Rep*. 2014.

Summary of Findings with 9E4/PRX002


Synaptic/Neuronal Loss and Pathological Spread
Antibodies neutralize and clear pathogenic synuclein

- **Anti-synuclein immunotherapy with 9E4 was demonstrated in various animal and in vitro models of synucleinopathy to promote:**
  - Reduction of alpha-synuclein pathology
  - Blockade of cell-to-cell transmission
  - Blockade of cleavage by calpain
  - Reduction of gliosis
  - Preservation of synaptic integrity
  - Amelioration of motor, cognitive, and sensorimotor behavioral deficits
- **Non-clinical studies strongly support the concept that targeting specific epitopes of alpha-synuclein with antibodies is suitable to testing the alpha-synuclein hypothesis in Parkinson's disease.**

Current Clinical Status of PRX002

- Prothena and Roche entered into worldwide collaboration to co-develop and co-promote antibodies for the treatment of patients with Parkinson's disease


PRX002-CL001
Healthy subjects
Randomised
PRX002
Single ascending IV dose
Placebo
Phase 1 study results March 2015


PRX002-CL002
Parkinson's patients
Randomised
PRX002
Multiple ascending IV doses
Placebo
Phase 1 study ongoing; initiated June 2014

- **Primary outcomes:** safety, tolerability, pharmacokinetics
- **Secondary outcomes:** immunogenicity, multiple clinical and exploratory biomarkers in patients with Parkinson's disease

PRX002 Single Ascending Dose Study in Healthy Volunteers*

- 40 healthy volunteer subjects were enrolled at a 3:1 ratio across 6 dose level cohorts
  - Placebo (N=10); 0.3 mg/kg (N=6); 1.0 mg/kg (N=6); 3.0 mg/kg (N=6); 10 mg/kg (N=6); 30 mg/kg (N=6)
- Subjects received a single dose of PRX002 or placebo and were followed for 3 months
- Top Line Results were reported on Thursday March 19, 2015:
  - Safety and tolerability
  - Pharmacokinetics
  - Free serum α-synuclein changes
- Additional analyses are ongoing and will be discussed at a future time

*Further study details available at ClinicalTrials.gov ID #NCT02095171

Top Line Results

PRX002 Single Ascending Dose Study

- PRX002 was found to be safe and well tolerated across all doses tested
- PRX002 demonstrated favorable pharmacokinetic properties supporting further development
- PRX002 resulted in a rapid, dose dependent and statistically significant ($p<0.0001$) reduction of free serum alpha-synuclein
  - Maximum mean reduction of 96% after single dose

Additional analyses are ongoing and will be discussed at a future time

Acknowledgements (partial list)

Prothena

- Dale Schenk
- Dora Games
- Gene Kinney
- Marty Koller
- Dan Ness
- Peter Seubert
- Robin Barbour
- Ronald Torres
- Lana Alexander
- Patricia Sacayon
- Jay Soto
- Theresa Neumann
- Spencer Guthrie
- Tran Nguyen

Roche

- Markus Britschgi
- Olaf Mundigl
- Susanne Ostrowitzki
- Hansruedi Loetscher
- Juha Savola

Collaborators

- Eliezer Masliah
- Edward Rockenstein
- Manuel Buttini
- Michael Mante
- Brian Spencer
- Anthony Adame
- Christina Patrick
- Elvira Valera
- Kiren Ubhi
- Silke Nuber
- Sarah Mueller-Steiner